DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Worldwide Dollar Money Market Fund, Inc. For the 12-month reporting period ended October 31, 1997, your Fund produced a yield of 4.90%, and after taking into account the effect of compounding, the effective yield was 5.01%.*
The Economy
    The U.S. economy has registered a step-up in growth in 1997 and incoming evidence suggests that momentum is still building. Stronger growth this year has helped keep corporate profits buoyant despite a substantially tighter labor market. This is because nationwide shortages of labor have so far not generated much wage inflation. Moreover, price inflation has decelerated markedly during the year, suppressed by the strong dollar, import competition and continued disinflation in health care.
    Although the Federal Reserve Board (the "Fed") has held a tightening bias since mid-1996, the central bank has raised interest rates only once this year. Expectations for further hikes have been continually postponed. They were first dampened by the surprising drop in this year's price inflation, and more recently by unfolding crises in foreign economies. Both events have helped to cap short-term rates and to pull long-term interest rates lower since the spring.
    Real Gross Domestic Product (GDP) growth accelerated to about 4% this year from 3% in 1996. Virtually all economic sectors have been strong so far. Consumer spending has been supported by rising real incomes. Capital spending has been very robust and incoming orders imply continued strength. Even housing demand, which typically slows at this phase of the business cycle, has reached new highs. Most incoming signals support sustained fast growth. The exception is that exporters' new orders have marginally slowed in recent months, indicating that economic turmoil overseas may be impacting this sector. By contrast, imports have been strong and, if their growth is sustained, could help offset the weakness in exports.
    Overall corporate profits have continued to trend higher, although some companies have been hurt by events overseas and the stronger dollar. Domestically generated profits have typically remained solid, helped by strong growth and contained wages.
Money Market Overview
    During the past 12 months, money market rates have stayed within a general trading range, fluctuating recently in response to pressure in the overseas markets and a downturn in the U.S. stock market. An inverse relationship has emerged between money market instruments and equities. The money market has provided an ideal liquidity haven for many investors.
    The last interest rate move by the Federal Reserve occurred in March 1997, when the Fed raised rates by a quarter point. For a significant period afterwards, the economy was moving at a moderate growth pace with subdued inflation. Later, concerns emerged regarding tight labor markets which threatened to adversely affect the inflation outlook. Recent evidence of faster growth in several sectors of the economy drew a stronger case for another Fed move. If it were not for the recent difficulties occurring in the overseas market and uncertainty over the effects on our economy, a policy move would probably have been made. As it turned out, at its last meeting, the Fed voted to keep the Fed Funds rate unchanged.

    Against this backdrop, we have kept the average maturity of the portfolio slightly longer than the industry average. The intention has been to improve yields without assuming undue market risks. We believe that this strategy has been beneficial to the Fund. The currently volatile environment requires flexibility on our part as managers. Of course, we will make adjustments to the portfolio strategy as required by the dynamics of the market.
                              Sincerely,

                          [Patricia A. Larkin signature logo]



                              Patricia A. Larkin
                              Senior Portfolio Manager
November 18, 1997
New York, N.Y.
* Effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                           OCTOBER 31, 1997
                                                                                                     Principal
Negotiable Bank Certificates of Deposit-34.8%                                                         Amount          Value
                                                                                                   ____________  ____________
Bankers Trust Co.
  5.89%-6.13%, 1/9/98-5/12/98...............................................                   $     35,000,000  $ 34,994,406
Bank of Tokyo-Mitsubishi (Yankee)
  5.89%, 1/7/98.............................................................                         17,000,000    17,000,000
Barclays Bank PLC (Yankee)
  5.82%, 6/25/98............................................................                         16,950,000    16,955,396
Bayerische Hypotheken-und Wechsel-Bank AG (London)
  5.74%-5.78%, 1/9/98-5/1/98................................................                         50,000,000    50,045,689
Bayerische Landesbank Girozentrale (Yankee)
  5.87%, 7/17/98............................................................                         30,000,000    29,987,396
Caisse Nationale de Credit Agricole (Yankee)
  5.75%, 12/8/97............................................................                         50,000,000    50,000,000
Credit Agricole Indosuez S.A. (Yankee)
  5.90%, 10/22/98...........................................................                         25,000,000    25,000,000
Dai-Ichi Kangyo Bank Ltd. (Yankee)
  5.88%, 12/16/97...........................................................                         5,000,000      5,000,358
Dresdner Bank AG (Yankee)
  5.84%, 3/13/98............................................................                         20,000,000    20,002,378
Fuji Bank Ltd. (Yankee)
  5.68%-5.75%, 11/17/97-1/20/98.............................................                         52,000,000    52,000,109
Industrial Bank of Japan Ltd. (Yankee)
  5.81%, 11/4/97............................................................                         25,000,000    25,000,000
Norddeutsche Landesbank Girozentrale (London)
  5.83%, 6/18/98............................................................                         20,000,000    20,007,270
Sanwa Bank Ltd. (London)
  5.86%, 12/18/97...........................................................                         15,000,000    15,000,190
Societe Generale (Yankee)
  5.77%-5.92%, 5/19/98-10/27/98.............................................                         85,000,000    85,069,761
Sumitomo Bank Ltd. (Yankee)
  5.67%, 4/7/98.............................................................                         40,000,000    40,000,000
SwedBank (Yankee)
  5.61%-5.70%, 11/14/97-7/28/98.............................................                         80,000,000    80,000,000
Westdeutsche Landesbank Girozentrale (London)
  5.82%, 8/3/98.............................................................                         15,000,000    15,000,541
                                                                                                              _______________
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT (cost $581,063,494)...........                                  $   581,063,494
                                                                                                              ===============
Commercial Paper-18.4%
American Honda Finance Corp.
  5.60%, 12/11/97...........................................................                   $     40,000,000  $ 39,754,222
FINOVA Capital Corp.
  5.79%, 4/21/98............................................................                         20,000,000    19,465,150

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              OCTOBER 31, 1997
                                                                                                   Principal
Commercial Paper (continued)                                                                          Amount          Value
                                                                                                   ____________  ____________
General Motors Acceptance Corp.
  5.76%-5.92%, 11/10/97-4/20/98.............................................                   $     65,000,000  $ 63,908,174
Lehman Brothers Holdings Inc.
  6.00%, 11/3/97-12/19/97...................................................                         85,000,000    84,613,478
Paine Webber Group Inc.
  5.76%, 3/9/98.............................................................                         21,000,000    20,581,867
Salomon Inc.
  5.92%, 1/6/98.............................................................                         80,000,000    79,156,667
                                                                                                              _______________
TOTAL COMMERCIAL PAPER (cost $307,479,558)..................................                                  $   307,479,558
                                                                                                              ===============
Corporate Notes-19.5%
Bear Stearns Companies Inc.
  5.76%-5.83%, 1/13/98-1/26/98 (a)..........................................                   $     65,000,000  $ 65,000,000
Heller Financial Inc.
  5.80%, 4/15/98 (a)........................................................                         85,000,000    85,000,000
Key Bank N.A. Cleveland
  5.67%, 2/18/98 (a)........................................................                         50,000,000    49,992,781
Merrill Lynch & Co. Inc.
  5.67%-5.68%, 7/24/98-10/30/98 (a).........................................                         75,000,000    75,000,000
PNC Bank N.A.
  5.68%, 2/18/98 (a)........................................................                         50,000,000    49,991,337
                                                                                                              _______________
TOTAL CORPORATE NOTES (cost $324,984,118)...................................                                  $   324,984,118
                                                                                                              ===============
Promissory Notes-4.8%
Goldman Sachs Group L.P.
  5.68%-5.91%, 11/3/97-6/12/98 (b,c)
  (cost $80,000,000)........................................................                   $     80,000,000  $ 80,000,000
                                                                                                              ===============
Short-Term Bank Notes-6.9%
Bank of America Illinois
  5.58%-6.13%, 11/19/97-4/29/98.............................................                   $     40,000,000  $ 40,010,963
Bayerische Landesbank Girozentrale
  5.56%, 8/14/98............................................................                         50,000,000    50,096,314
PNC Bank N.A.
  5.67%, 9/2/98 (a).........................................................                         25,000,000    24,985,842
                                                                                                              _______________
TOTAL SHORT-TERM BANK NOTES (cost $115,093,119).............................                                  $   115,093,119
                                                                                                              ===============
U.S. Government Agencies-4.6%
Federal Home Loan Banks, Discount Notes
  5.63%, 11/3/97............................................................                   $     56,000,000  $ 55,982,484

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   OCTOBER 31, 1997
                                                                                                    Principal
U.S. Government Agencies (continued)                                                                  Amount          Value
                                                                                                   ____________  ____________
Federal Home Loan Banks, Floating Rate Notes
  5.65%, 1/26/98 (a)........................................................                   $     20,000,000  $ 20,004,930
                                                                                                              _______________
TOTAL U.S. GOVERNMENT AGENCIES (cost $75,987,414)...........................                                 $     75,987,414
                                                                                                              ===============
Time Deposits-12.5%
BankBoston (Nassau)
  5.56%, 11/3/97............................................................                   $     78,264,000  $ 78,264,000
Berliner Handels-und Frankforter Bank (Grand Cayman)
  5.60%, 11/3/97............................................................                         80,000,000    80,000,000
Westdeutsche Landesbank Girozentrale (Grand Cayman)
  5.63%, 11/3/97............................................................                         50,000,000    50,000,000
                                                                                                              _______________
TOTAL TIME DEPOSITS (cost $208,264,000).....................................                                  $   208,264,000
                                                                                                              ===============
TOTAL INVESTMENTS
  (cost $1,692,871,703).............................................                101.5%                     $1,692,871,703
                                                                                   =======                   ================
LIABILITIES, LESS CASH AND RECEIVABLES..............................                 (1.5%)                  $    (25,036,435)
                                                                                   =======                   ================
NET ASSETS..........................................................                100.0%                     $1,667,835,268
                                                                                   =======                   ================
Notes to Statement of Investments:
    (a)  Variable interest rate-subject to periodic change.
    (b)  These notes were acquired for investment, and not with the intent to distribute or sell.
    (c)  Securities restricted as to public resale. These securities were acquired from 6/4/97-10/28/97 at a cost of par value. At October 31, 1997, the aggregate value of these securities was $80,000,000 representing approximately 4.8% of net assets and they are valued at amortized cost.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                  OCTOBER 31, 1997
                                                                                                      Cost            Value
                                                                                                 ______________  ______________
ASSETS:                          Investments in securities-See Statement of Investments          $1,692,871,703  $1,692,871,703
                                 Cash.......................................                                          4,806,151
                                 Interest receivable........................                                         17,356,061
                                 Prepaid expenses and other assets..........                                            159,211
                                                                                                                _______________
                                                                                                                  1,715,193,126
                                                                                                                _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        1,197,044
                                 Payable for shares of Common Stock redeemed                                         45,894,435
                                 Accrued expenses...........................                                            266,379
                                                                                                                _______________
                                                                                                                     47,357,858
                                                                                                                _______________
NET ASSETS..................................................................                                     $1,667,835,268
                                                                                                                ===============
REPRESENTED BY:                  Paid-in capital............................                                     $1,668,139,321
                                 Accumulated net realized gain (loss) on investments                                   (304,053)
                                                                                                                _______________
NET ASSETS..................................................................                                     $1,667,835,268
                                                                                                                ===============
SHARES OUTSTANDING
(25 billion shares of $.001 par value Common Stock authorized)..............                                      1,668,139,321
NET ASSET VALUE, offering and redemption price per share....................                                              $1.00
                                                                                                                          =====
STATEMENT OF OPERATIONS                                                                         YEAR ENDED OCTOBER 31, 1997
INVESTMENT INCOME
INCOME                       Interest Income................................                                       $104,124,722
EXPENSES:                    Management fee-Note 2(a).......................                  $    9,208,248
                             Shareholder servicing costs-Note 2(b)..........                       6,504,184
                             Prospectus and shareholders' reports...........                         212,546
                             Registration fees..............................                         139,221
                             Custodian fees.................................                         129,421
                             Professional fees..............................                          80,551
                             Directors' fees and expenses-Note 2(c).........                          62,794
                             Miscellaneous..................................                          30,567
                                                                                               _____________
                                         Total Expenses.......................................    16,367,532
                             Less-reduction in management fee due to
                                     undertaking-Note 2(a)...........................             (2,522,347)
                                                                                               _____________
                                         Net Expenses...........................................                     13,845,185
                                                                                                                  _____________
INVESTMENT INCOME-NET.......................................................                                         90,279,537
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                                            (78,862)
                                                                                                                  _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $  90,200,675
                                                                                                                  =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                    Year Ended                     Year Ended
                                                                                October 31, 1997               October 31, 1996
                                                                                ________________               ________________
OPERATIONS:
  Investment income-net...................................................     $      90,279,537              $      98,668,436
  Net realized gain (loss) on investments.................................               (78,862)                      (142,118)
                                                                                 _______________                _______________
      Net Increase (Decrease) in Net Assets Resulting from Operations.....            90,200,675                     98,526,318
                                                                                 _______________                _______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...................................................           (90,279,537)                   (98,668,436)
                                                                                 _______________                _______________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold...........................................         4,290,577,638                  4,041,516,935
  Dividends reinvested....................................................            85,697,112                     94,196,812
  Cost of shares redeemed.................................................        (4,649,961,193)                (4,299,332,288)
                                                                                 _______________                _______________
      Increase (Decrease) in Net Assets from Capital Stock Transactions...          (273,686,443)                  (163,618,541)
                                                                                 _______________                _______________
        Total Increase (Decrease) in Net Assets...........................          (273,765,305)                  (163,760,659)
NET ASSETS:
  Beginning of Period.....................................................         1,941,600,573                  2,105,361,232
                                                                                 _______________                _______________
  End of Period...........................................................       $ 1,667,835,268                $ 1,941,600,573
                                                                                 ===============                ===============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                Year Ended October 31,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1997        1996       1995        1994        1993
                                                               ______      ______      ______      ______      ______
    Net asset value, beginning of period.........             $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                               ______      ______      ______      ______      ______
    Investment Operations:
    Investment income-net........................                .049        .049        .052        .031        .027
                                                               ______      ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net.........               (.049)      (.049)      (.052)      (.031)      (.027)
                                                               ______      ______      ______      ______      ______
    Net asset value, end of period...............             $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                               ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN..........................                5.02%       4.96%       5.33%       3.17%       2.75%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .75%        .81%        .86%        .84%        .77%
    Ratio of net investment income
      to average net assets......................                4.90%       4.86%       5.20%       3.07%       2.76%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                 .14%        .05%          -           -         .02%
    Net Assets, end of period (000's Omitted)....          $1,667,835  $1,941,601  $2,105,361  $2,469,367  $3,438,076
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $304,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1997. If not applied, $83,000 of the carryover expires in fiscal 2003, $142,000 expires in fiscal 2004 and $79,000 expires in fiscal 2005.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 1996 through October 31, 1997, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .75 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $2,522,347 during the period ended October 31, 1997.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 1997, the Fund was charged $3,319,704 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $2,231,473 pursuant to the transfer agency agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Worldwide Dollar Money Market Fund, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Worldwide Dollar Money Market Fund, Inc., including the statement of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Worldwide Dollar Money Market Fund, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
December 8, 1997


Registration Mark
Registration Mark
DREYFUSWORLDWIDE DOLLAR
MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                           762AR9710
Worldwide Dollar
Money Market
Fund, Inc.
Annual Report
October 31, 1997